SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                             F O R M  8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest
event reported)
November 14, 1997


    	BOSTON CAPITAL TAX CREDIT FUND IV L.P.
(Exact name of registrant as specified in its charter)

	     Delaware
(State or other jurisdiction of incorporation)

  33-70564	                     04-3208648
(Commission File Number)	(IRS Employer Identification No.)

c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts    	02108-4406
(Address of principal executive offices)	    (Zip Code)

Registrant's telephone number, including area code (617) 624-8900

                   None
(Former name or former address, if changed since last report)

Item 5.  Other Events

	On November 14, 1997, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 27 thereof (the "Partnership") completed various agreements relating to Magnolia Place Apartments Partnership,
A Mississippi Limited Partnership (the "Operating Partnership"), including the Second Amended and Restated Agreement of Limited Partnership of the Operating
Partnership dated as of November 14, 1997 (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

	The Operating Partnership owns and operates a recently constructed forty (40) unit apartment complex located in Gautier, Mississippi, which is known as Gautier Place Apartments (the "Apartment Complex"). The Apartment Complex contains thirteen (13) buildings consisting of twenty
(20) 1-bedroom units, ten (10) 2-bedroom units and ten (10) 3-bedroom units and is currently in the rent-up stage with the expectation that 100% occupancy will be achieved in May 1998.

	The Operating Partnership is receiving permanent first mortgage financing in the amount of $400,000 (the "Permanent First Mortgage") from Hibernia National Bank. The Permanent First Mortgage bears interest at a starting rate of 8.80% (with adjustments on the fifth and tenth anniversary) payable over a fifteen year term based on a twenty-five year amortization schedule. The Operating Partnership is receiving permanent second mortgage financing in the amount of $500,000 (the "Permanent Second
Mortgage") from the Jackson County Board of Supervisors.
The Permanent Second Mortgage bears interest at the rate of 1% per annum payable over a forty year term.

	It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

	The general partners of the Operating Partnership are
T. F. Management, Inc. and M. Riemer Calhoun, Jr.
(the "General Partners").  Mr. Calhoun is the President of
T. F. Management, Inc., which is the Developer of the Apartment Complex. Affiliates of the General Partners, Calhoun Builders, Inc. and Calhoun Property Management,
Inc., serve as the Builder and Management Agent, respectively, of the Apartment Complex. The Calhoun organization has developed, built and currently manages more than 110 affordable housing complexes totaling more than 4,000 units.

	The Partnership acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $800,027 to the Operating Partnership in three installments as follows:
(1) $600,020 (the "First Installment") on the latest of (i) the Admission Date; (ii) Tax Credit Set-Aside; (iii) Construction Mortgage Closing; or
(iv) Permanent Mortgage Commitment;
(2) $80,003 (the "Second Installment") on the latest of (i) the Completion Date; (ii) Cost Certification; or (iii) State Designation; and
(3) $120,004 (the "Third Installment") on the latest of (i) the Initial 100% Occupancy Rate;
(ii) receipt by the Partnership of the Operating
Partnership's owner's title insurance policy, as endorsed through Permanent Mortgage Commencement, with such policy and enclosement in form and substance satisfactory to the Special Limited Partner;
(iv) delivery of an Opinion of Counsel to the Operating Partnership concerning the Permanent Mortgages, including the non-recourse nature thereof, satisfactory as to form, content and counsel to the Special Limited Partner; and (v) Breakeven Point.
	The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $1,303,400 of Tax Credits during the 10-year period commencing in 1998 of which 99% ($1,290,370) will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership. The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of the Partnership.
	The Partnership believes that the Apartment Complex is adequately insured.

	Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating
Partnership Agreement:

                   Normal       Capital         Cash
                  Operations   Transactions     Flow

General Partner     1.00%          1.00%        50%

Partnership        98.99%         98.99%        50%

Special Limited
Partner              .01%           .01%         0%

	The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

	Boston Capital Communications Limited Partnership ("BCAMLP") or an affiliate thereof will receive an Asset Management Fee commencing in 1998 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership in the annual amount of $4,000. The Asset Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Section 10.3(a) of the Operating Partnership Agreement; provided, however, that if in any fiscal year commencing with 1999, Cash Flow is insufficient to pay the full amount of the Asset Management Fee and the shortfall is not paid from funds advanced pursuant to
Section 6.10, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first year in which there is sufficient Cash Flow or from the proceeds of a Capital Transaction as provided in Article X of the Operating Partnership Agreement.

	The Operating Partnership shall pay to the General Partners a fee (the "Partnership Management Fee") commencing in 1998 for their services in connection with the administration of the day to day business of the Operating Partnership in an annual amount equal to $4,000 per annum. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner and priority set forth in
Section 10.3(a) of the Operating Partnership Agreement to the extent Cash Flow is available therefor for such year; provided, however, that if in any fiscal year commencing with 1999, Cash Flow is insufficient to pay the full amount of the Partnership Management Fee, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first year in which there is sufficient Cash Flow or from the proceeds of a Capital Transaction as provided in
Article X of the Operating Partnership Agreement.

	In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex and as consideration for the assignment described in Section 6.13 of the Operating Partnership Agreement, the Operating Partnership will pay the General Partners (or their designee) a Construction and Development Fee in the principal amount of $194,000.
The Construction and Development Fee shall be payable
$73,996 at the time of the Second Installment and $120,004 at the time of the Third Installment.

	Calhoun Builders, Inc., as the Builder of the Apartment
Complex received total compensation of $1,256,600.  Calhoun
Property Management, Inc., as the Management Agent of the Apartment Complex, is receiving a Management Fee equal to 5% of gross rental receipts.


Item 7.  Exhibits.

(c)             Exhibits.                                         Page

(1)(a)<F1>   Form of Dealer-Manager Agreement between
             Boston Capital Services, Inc. and
             the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer
             Agreement)

(2)(a)       Second Amended and Restated Agreement of
             Limited Partnership of Magnolia Place
             Apartments Partnership, A Mississippi
             Limited Partnership

(2)(b)       Certification and Agreement relating to
             Magnolia Place Apartments, A Mississippi
             Limited Partnership

(4)(a)<F2>   Agreement of Limited Partnership of
             the Partnership

(16)         None

(17)         None

(21)         None

(24)         None

(25)         None

(28)         None

<F1>Incorporated by reference to Exhibit (1) to Registration
Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

<F2>Incorporated by reference to Exhibit (4) to Registration
Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

                          SIGNATURES

	Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  April 28, 1998

                                    BOSTON CAPITAL TAX CREDIT FUND
                                    IV L.P.

                                    By:	Boston Capital Associates
                                        IV L.P.,
                                       	its General Partner

                                       	By:	C&M Associates,
                                            d/b/a Boston
                                            Capital Associates, its
                                            General Partner

                                            By: /s/Herbert F. Collins
                                                Herbert F. Collins, Partner